T. Rowe Price Summit Municipal Money Market Fund

Supplement to Prospectus Dated March 1, 2016

This supplement updates the prospectus to describe further changes the T. Rowe Price Summit Municipal Money Market Fund will be making in connection with amendments to Rule 2a-7 and other rules governing money market funds under the Investment Company Act of 1940. The changes are effective immediately unless otherwise noted.

In accordance with the fund’s intention to qualify as a retail money market fund, the last paragraph under “Principal Investment Strategies” on page 14 is replaced with the following two paragraphs:

“Retail money market funds” are required to implement policies and procedures reasonably designed to limit investments in the fund to accounts beneficially owned by natural persons. On or around July 1, 2016, the fund will begin to implement, and will work with its intermediaries to develop and implement, policies and procedures designed to limit new investments in the fund to accounts beneficially owned by natural persons, although existing shareholders at that time that do not meet the criteria may generally continue to purchase additional shares. New investors wishing to purchase shares on or after July 1, 2016 may be required to demonstrate eligibility (for example, by providing their Social Security number). It is expected that on or around September 23, 2016, the fund will, upon at least 60 days’ advance written notification, begin to involuntarily redeem any investors that do not satisfy these eligibility requirements.

Pursuant to Rule 2a-7, beginning October 14, 2016, if the fund’s weekly liquid assets fall below 30% of its total assets, the fund’s Board of Directors, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or temporarily suspend redemptions and postpone payment of redemption proceeds from the fund for up to 10 business days during any 90-day period (i.e., a “redemption gate”). In addition, if the fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions unless the fund’s Board of Directors determines that not doing so is in the best interests of the fund.

The first paragraph under “Principal Risks” beginning on page 14 is replaced with the following:

As with any mutual fund, there can be no guarantee the fund will achieve its objective. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Beginning October 14, 2016, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The following is added immediately preceding the heading “Tax Consequences of Hedging” on page 31:

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of money funds that impose a liquidity fee may generally treat the redemption fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). The fund anticipates using 100% of a liquidity fee to help repair a market-based net asset value per share that was below $1.00.

A money market fund that uses amortized cost to maintain a stable share price of $1.00 may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares), if the imposition of liquidity fees causes the fund’s market-based net asset value to reach $1.0050. To the extent that the fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the funds. Any distribution in excess of the fund’s earnings and profits is treated as a return of capital, which would reduce your cost basis in the fund shares.

The following is added under the heading “More Information About the Funds and their Investment Risks” on page 45:

Fees and Gates

Liquidity Fees Effective October 14, 2016, the Board of Directors/Trustees of a retail money market fund may elect to impose a discretionary liquidity fee of up to 2% if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board of Directors/Trustees determines that imposing a fee is in the fund’s best interests (discretionary liquidity fee).

Additionally, a retail money market fund will be required to impose a 1% default liquidity fee on all redemptions if its weekly liquid assets fall below 10% of its total assets, unless the Board of Directors/Trustees of the fund determines that imposing such a fee would not be in the best interests of the fund (default liquidity fee). In such situations, the money fund’s Board of Directors/Trustees may determine that a higher or lower fee level is in the best interests of the fund; however, a default liquidity fee may not exceed 2% of the value of the shares redeemed. In addition, if the fund’s weekly liquid assets fall below 10%, the fund’s Board of Directors/Trustees may instead choose to liquidate the fund if it determines that it would not be in the best interests of the fund to continue operating.

Liquidity fees will be paid to the fund and are designed to allow funds to moderate periods of heavy redemption requests by allocating liquidity costs to those shareholders who impose such costs on the fund through their redemptions.

Once imposed, a discretionary or default liquidity fee must be applied to all shares redeemed whether the shares are held directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary (such as a broker, bank, or investment adviser) or other third party. The liquidity fee must remain in effect until either the money market fund has invested 30% or more of its total assets in weekly liquid assets or the money fund’s Board of Directors/Trustees determines that imposing a liquidity fee is no longer in the fund’s best interests.

Redemption Gates Effective October 14, 2016, the Board of Directors/Trustees of a retail money fund may elect to temporarily suspend redemptions and postpone payment of redemption proceeds for up to ten business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board of Directors/Trustees determines that imposing a gate is in the fund’s best interests.

Redemption gates are designed to help money market funds respond to periods of heavy redemptions, particularly during periods of declining or illiquid markets, by directly temporarily halting redemptions.

Once imposed, the temporary suspension of redemptions must apply to all shares whether the shares are held directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary (such as a broker, bank, or investment adviser), or other third party. The redemption gate must remain in effect until either the fund’s Board of Directors/Trustees determines that the temporary suspension of redemptions is no longer in the best interests of the fund, the money fund has invested 30% or more of its total assets in weekly liquid assets, or redemptions have been suspended for 10 business days in a 90-day period.

Notification of Fees or Gates If a liquidity fee or redemption gate is imposed on the fund or lifted from the fund, relevant information describing the timing and impacts to shareholders will be posted to the fund’s website within one business day. In such situations, the fund may also provide shareholders with additional written or electronic communications.

Effective April 14, 2016, consistent with amendments to Rule 2a-7’s diversification requirements, the fund’s operating policy under “Types of Portfolio Securities,” beginning on the bottom of page 49, is hereby replaced with the following:

Operating policy (money fund) Except as permitted by Rule 2a-7, the fund will not purchase any security (other than a U.S. government security) if it would cause the fund to have more than 5% of its total assets in the securities of any single issuer, including affiliates of the issuer (other than for certain temporary, limited purposes). In addition, with respect to 85% of the fund’s total assets, the fund will not purchase any security subject to a guarantee (or a demand feature) if it would cause the fund to have more than 10% of its total assets in securities subject to a guarantee (or a demand feature) provided by any one institution.

The date of this supplement is March 31, 2016.

F82-041 3/31/16